UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 9, 2018
Diebold Nixdorf, Incorporated

(Exact name of registrant as specified in its charter)

Ohio	1-4879	34-0183970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5995 Mayfair Road, P.O. Box 3077, North Canton, Ohio		44720-8077
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (330) 490-4000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to
     Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2018, the Board of Directors (the “Board”) of Diebold Nixdorf, Incorporated (the “Company”) appointed Bruce H. Besanko, age 60, to the Board to replace Rajesh K. Soin, who resigned from the Board on September 9, 2018 to pursue other interests. There were no disagreements between Mr. Soin and the Company that caused or contributed to his decision.

Mr. Besanko’s term will expire at the Company’s 2019 Annual Meeting of Stockholders. He will serve on the Board’s Finance Committee.

Mr. Besanko is currently the Chief Financial Officer of Kohl’s Corporation, a national retailer. Prior to that, he spent four years with Supervalu, a national food retailer, in financial leadership roles from 2013 to 2017, including as Chief Operating Officer and Chief Financial Officer, as well as five years as Chief Financial Officer and Chief Administrative Officer for OfficeMax, Inc., an office supply retailer, from 2009 to 2013. In addition to his business experience, Mr. Besanko served 26 years in the U.S. Air Force where he rose to the rank of Lieutenant Colonel.

Mr. Besanko’s compensation for his service as a director will be consistent with that of the Company’s other directors who are not employees of the Company, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 14, 2018 under the caption “Compensation of Directors,” which portion of such proxy statement is incorporated herein by reference.

There are no arrangements or understandings between Mr. Besanko and any other persons pursuant to which Mr. Besanko was selected as a director. There have been no transactions involving the Company or any of its subsidiaries in which Mr. Besanko has or will have a direct or indirect material interest that are required to be disclosed by Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On September 10, 2018, the Company issued a press release announcing Mr. Besanko’s appointment to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and furnished herewith.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description

99.1	News Release of Diebold Nixdorf, Incorporated dated September 10, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold Nixdorf, Incorporated
September 12, 2018	By:	/s/ Jonathan B. Leiken
		Name:	Jonathan B. Leiken
		Title:	Senior Vice President, Chief Legal Officer and Secretary